SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 21, 2017

Newmont Mining Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-31240
(Commission File Number)

84-1611629
(I.R.S. Employer Identification No.)

6363 South Fiddlers Green Circle, Greenwood Village, CO 80111
(Address of principal executive offices) (zip code)

(303) 863-7414
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 21, 2017, Newmont Mining Corporation, a Delaware corporation (the “Company”), issued a news release reporting its fourth quarter and full year 2016 operating and financial results.  A copy of the news release is furnished as Exhibit 99.1 to this report.

Additionally, on February 21, 2017, the Company issued a news release reporting reserve and resource estimates as at December 31, 2016.  A copy of the news release is furnished as Exhibit 99.2 to this report.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	News Release, dated February 21, 2017, reporting Fourth Quarter and Full Year 2016 Operating and Financial Results

99.2	News Release, dated February 21, 2017, reporting Reserves and Resources

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Newmont Mining Corporation

		By:	/s/ Nancy K. Buese
		Name:	Nancy K. Buese
		Title:	Executive Vice President and Chief Financial
Officer

Dated:	February 21, 2017

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	News Release, dated February 21, 2017, reporting Fourth Quarter and Full Year 2016 Operating and Financial Results

99.2	News Release, dated February 21, 2017, reporting Reserves and Resources

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